UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)    October 15, 2007
                                           ----------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                   0-31525                  68-0352144
----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     Of incorporation)              File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California        95670
----------------------------------------------------------      ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (916) 854-0123
                                                    --------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 1.01.  Entry into a Material Definitive Agreement.

On May 23, 2007, the registrant executed a lease (the "Lease") with Joseph T. Bellamy, Trustee of the Joseph T. Bellamy 2005 Trust (the "Landlord"). The Lease relates to office space to be occupied by one of the issuer's banking divisions, Bank of Amador, a division of American River Bank. The premises are located at 26395 Buckhorn Ridge Road, Pioneer, California. On October 12, 2007, the building was occupied by the registrant and the lease term commenced. On October 15, 2007 the registrant and the Landlord entered into the First Amendment to the Lease (the "Amendment"), which outlines the start date and end date of the Lease. The foregoing description is qualified by reference to the Amendment attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1 First Amendment to the Lease between Joseph T. Bellamy, Trustee of the Joseph T. Bellamy 2005 Trust and the Bank of Amador, a division of American River Bank.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
October 15, 2007                    Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.          Description                                         Page
-----------          ------------------------------------------          ----

99.1                 First Amendment to the Lease between
                     Joseph T. Bellamy, Trustee of the Joseph
                     T. Bellamy 2005 Trust and the Bank of
                     Amador, a division of American River Bank.           4

















Page 3 of 4